Noncontrolling Interest (Tables)	12 Months Ended
Dec. 31, 2012
ReconReconciliation of Beginning and Ending Balances of Non-Controlling Interest

A reconciliation of the beginning and ending balances of noncontrolling interest on the Company’s Consolidated Balance Sheets is presented below.

Balance at January 1, 2012	$—
Fair value of noncontrolling interest on the Transaction Date	233
Net loss attributable to noncontrolling interest	(1)
Effect of exchange rate changes	1

Balance at December 31, 2012	$233